LETTER AMENDMENT
Dated as of February 10, 2017
To the banks, financial institutions
and other institutional lenders
(collectively, the "Lenders") party
to the Term Loan Credit Agreement referred to
below and to JPMorgan Chase Bank, N.A., as agent
(the "Agent") for the Lenders
Ladies and Gentlemen:
We refer to the $30,000,000,000 Term Loan Credit Agreement dated as of October 22, 2016 and amended and restated as of November 15, 2016 (the "Credit Agreement") among AT&T Inc. (the "Borrower"), the Lenders and the Agent.  Capitalized terms not otherwise defined in this letter amendment (this "Letter Amendment") have the same meanings as specified in the Credit Agreement.
You have indicated your willingness, on the terms and conditions stated below, to amend the Credit Agreement as herein set forth.  Accordingly, it is hereby agreed by you and us as follows:
1.  Amendments.  The Credit Agreement is hereby amended by amending and restating the definition of "Excluded Debt" in its entirety as follows:
"Excluded Debt" means (a) intercompany Debt among the Borrower and its Subsidiaries or among Subsidiaries of the Borrower, (b) credit extensions under the Existing Credit Agreement (or any revolving facility entered into to refinance or replace the Existing Credit Agreement) up to the existing commitments thereunder, (c) commercial paper issuances and refinancings thereof, (d) ordinary course letter of credit facilities, overdraft protection and short term working capital facilities, ordinary course foreign credit facilities (including the renewal, replacement or refinancing thereof), factoring arrangements, capital leases, financial leases, hedging and cash management, (e) purchase money and equipment financings and similar obligations, (f) (i) any Debt under any credit facility or similar instrument (other than capital markets Debt) ("Bank Debt") incurred to refinance any Bank Debt outstanding on the date hereof (or Bank Debt that was incurred to refinance such Bank Debt), together in each case with accrued and unpaid interest and any expenses, costs, premiums or other amounts payable in connection with such refinancings and (ii) the notes to be issued by the Borrower pursuant to the terms of the prospectus supplement of the Borrower dated January 31, 2017 as in effect on such date, (g) any Debt incurred in connection with a financing based on accounts receivable (including any Receivables Securitization) and (h) other Debt (excluding any Permanent Financing) in an aggregate principal amount up to $10,000,000,000.
2.  Effectiveness.  This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the undersigned and the Required Lenders.  This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.
3.  Representations of the Borrower.   The Borrower represents and warrants that after giving effect to this Letter Amendment, on and as of the date hereof, (i) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement are true and (ii) no Default has occurred and is continuing.
4.  Effect of Letter Amendment; Miscellaneous.  The Credit Agreement and the Notes, except to the extent of the amendments specifically provided in Section 1 above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or electronic communication shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

Very truly yours,
AT&T INC.
By /s/ George B. Goeke
 Name:  George B. Goeke Title:    Senior Vice President and Treasurer

Agreed as of the date first above written:
JPMORGAN CHASE BANK, N.A.,
 as Agent and as Lender
By /s/ Bruce S. Borden
 Name:  Bruce S. Borden
 Title:    Executive Director

 BANK OF AMERICA, N.A., as a Lender
By /s/ Eric Ridgway
 Name:  Eric Ridgway
 Title:    Director

THE BANK OF TOKYO-MITSUBISHI
 UFJ, LTD., as a Lender
By /s/ Ola Anderssen
 Name:  Ola Anderssen
 Title:    Director

 BARCLAYS BANK PLC, as a Lender
By /s/ Vanessa Kurbatskiy
 Name:  Vanessa Kurbatskiy
 Title:    Vice President

 MIZUHO BANK, LTD., as a Lender
By /s/ Daniel Guevara
 Name:  Daniel Guevara
 Title:    Authorized Signatory

BANCO BILBAO VIZCAYA ARGENTARIA,
 S.A., NEW YORK BRANCH, as a Lender
By /s/ Mauricio Benitez
 Name:  Mauricio Benitez
 Title:    Director
By /s/ Brian Crowley
 Name:  Brian Crowley
 Title:    Managing Director

BANCO SANTANDER, S.A., NEW YORK
 BRANCH, as a Lender
By /s/ Rita Walz-Cuccioli
 Name:  Rita Walz-Cuccioli
 Title:    Executive Director
By /s/ Terence Corcoran
 Name:  Terence Corcoran
 Title:    Senior Vice President

BANK OF CHINA, NEW YORK BRANCH,
 as a Lender
By /s/ Raymond Qiao
 Name:  Raymond Qiao
 Title:    Managing Director

BNP PARIBAS, as a Lender
By /s/ Melissa Dyki
 Name:  Melissa Dyki
 Title:    Director
By /s/ Kwang Kyun Choi
 Name:  Kwang Kyun Choi
 Title:    Vice President

COMMERZBANK AG, NEW YORK BRANCH,
 as a Lender
By /s/ Tom Kang
 Name:  Tom Kang
 Title:    Head of TMT Coverage
By /s/ Anne Culver
 Name:  Anne Culver
 Title:    TMT Coverage

CREDIT SUISSE AG, CAYMAN ISLANDS
 BRANCH, as a Lender
By /s/ William O'Daly
 Name:  William O'Daly
 Title:    Authorized Signatory
By /s/ Kelly Heimrich
 Name:  Kelly Heimrich
 Title:    Authorized Signatory

DEUTSCHE BANK AG, CAYMAN ISLANDS
 BRANCH, as a Lender
By /s/ Ming K. Chu
 Name:  Ming K. Chu
 Title:    Director
By /s/ Virginia Cosenza
 Name:  Virginia Cosenza
 Title:    Vice President

 GOLDMAN SACHS BANK USA, as a Lender
By /s/ Ushma Dedhiya
 Name:  Ushma Dedhiya
 Title:    Authorized Signatory

 ROYAL BANK OF CANADA, as a Lender
By /s/ Alexander Oliver
 Name:  Alexander Oliver
 Title:    Authorized Signatory

 SOCIETE GENERALE, as a Lender
By /s/ Jonathan Logan
 Name:  Jonathan Logan
 Title:    Director

THE TORONTO-DOMINION BANK, NEW
 YORK BRANCH, as a Lender
By /s/ Lexanne Cooper
 Name:  Lexanne Cooper
 Title:    Authorized Signatory

WELLS FARGO BANK, NATIONAL
 ASSOCIATION, as a Lender
By /s/ S. Michael St. Geme
 Name:  S. Michael St. Geme
 Title:    Managing Director

THE BANK OF NEW YORK MELLON,
 as a Lender
By /s/ William M. Feathers
 Name:  William M. Feathers
 Title:    Vice President

INTESA SANPAOLO S.p.A. NEW YORK
 BRANCH, as a Lender
By /s/ Glen Binder
 Name:  Glen Binder
 Title:    Global Relationship Manager
By /s/ Francesco Di Mario
 Name:  Francesco Di Mario
 Title:    FVP & Head of Credit

U.S. BANK NATIONAL ASSOCIATION,
 as a Lender
By /s/ Seth Caudill
 Name:  Seth Caudill
 Title:    Vice President